UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2012

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	98-0607469 (IRS Employer Identification No.)

80 Rue de Lausanne, CH-1202, Geneva, Switzerland (Address of Principal Executive Offices)	1202 (Zip Code)
Registrant’s telephone number, including area code: +41 22 741 8000
Not applicable (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 1, 2012, the Board of Directors (the “Board”) of Foster Wheeler AG (the “Company”) amended its Organizational Regulations to reflect the fact that the name of the Board’s Compensation Committee was changed to the Compensation and Executive Development Committee. In addition, minor revisions were made to update the location of our registered office on the cover page and in Section C, paragraphs 3.1.3, 3.3.1 and 3.4.1 to clarify that the provisions regarding a Deputy Chairman are applicable only if a Deputy Chairman has been elected. Currently the Board does not have a Deputy Chairman; Steve J. Demetriou, the Chairperson of the Board, is an independent director and he chairs executive sessions of the Board. These amendments were effective as of May 1, 2012.

A copy of the Organizational Regulations is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Organizational Regulations does not purport to be complete and it is qualified in its entirety by reference to Exhibit 3.1 filed herewith.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 1, 2012, the Company held its Annual General Meeting of Shareholders at its offices in Baar, Switzerland.

For Proposal 1, each of the nominees for re-election as a director of the Company received the requisite number of votes for re-election. For Proposals 2 through 8 presented at the Annual General Meeting of Shareholders, each proposal was approved by the requisite number of votes of the Company's shareholders. The proposals are described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2012.

The voting results for each Proposal at the Annual General Meeting were as follows:

					Broker
		For	Against	Abstentions	Non-Votes
1.	Re-Election of four directors, for terms expiring in 2015 (1)
a.	Umberto della Sala	62,927,897	6,231,902	367,225	11,187,096
b.	J. Kent Masters	62,910,028	6,252,032	364,964	11,187,096
c.	Roberto Quarta	47,178,782	21,844,201	504,041	11,187,096
d	Maureen B. Tart-Bezer	47,792,818	21,226,595	507,611	11,187,096

2.	Re-election of PricewaterhouseCoopers AG, Switzerland as our independent auditor for fiscal year 2012	79,751,403	564,850	397,867	0

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2012	79,753,033	560,660	400,427	0

4.	Advisory Approval of Named Executive Officer Compensation	45,563,890	23,543,164	419,970	11,187,096

5.	Approval of our 2011 Swiss Annual Report and our Statutory Financial Statements for fiscal year 2011	79,775,351	250,465	688,304	0

6.	Discharge from liability of the Company’s directors and executive officers for fiscal year 2011	76,060,211	3,830,230	823,679	0

7.	Approval of capital reduction through cancellation of shares repurchased and an associated amendment to our Articles of Association to reduce our share capital in the amount of CHF 51,721,260	79,781,580	389,869	542,671	0

8.	Approval of a $419,397,748 increase to our share repurchase program and designation of the shares repurchased for cancellation	65,586,008	14,429,964	698,148	0

(1) In addition, the following directors continued to serve after the meeting: Clayton C. Daley, Jr., Steven J. Demetriou, Edward G. Galante, John M. Malcolm, Stephanie S. Newby and Henri Philippe Reichstul.

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Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Organizational Regulations of Foster Wheeler AG

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: May 4, 2012	By:	/s/ Michelle K. Davies
Michelle K. Davies
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Organizational Regulations of Foster Wheeler AG